                                                                      EXHIBIT 16

                       HIGH INCOME CORPORATE BOND FUND
                             CALCULATION OF YIELD

     The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                        a-b       6
                      YIELD (y) = 2 [(------- + 1)  - 1]
                                        cd

     Where: a = dividends and interest earned during the period

            b = expenses accrued for the period (net of reimbursements)

            c = the average daily number of shares outstanding during
                the period that were entitled to receive dividends

            d = the maximum offering price per share on the last day of the period


               Class A              Class B              Class C
            --------------       --------------       -------------
            a = 3,827,042        a = 1,560,312        a = 242,040
            b = 487,910          b = 327,506          b = 50,655
            c = 72,402,358       c = 29,517,244       c = 4,577,266
            d = 6.88             d = 6.56             d = 6.53
            y = 8.18%            y = 7.76%            y = 7.81%

                        HIGH INCOME CORPORATE BOND FUND
                        CALCULATION OF DISTRIBUTION RATE
                          PERIOD ENDED AUGUST 31, 1997



                        Current Annual Income Per Share
                             Current Offering Price


Class A Shares


                                   $.600
                                   -----          =  8.72%
                                   $6.88

Class B Shares


                                   $.552
                                   -----          =  8.41%
                                   $6.56



Class C Shares


                                   $.552
                                   -----          =  8.45%
                                   $6.53


               HIGH INCOME CORPORATE BOND FUND -- CLASS A SHARES


           TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1997
                                                n
Formula                                   P(1+T)   =  ERV

Including Payment of the Sales Charge
Net Asset Value                             $6.55
Initial Investment                      $1,000.00  =  P
Ending Redeemable Value                 $1,090.73  =  ERV
One year period ended 08/31/97                  1  =  n

TOTAL RETURN FOR THE PERIOD                 9.07%  =  T

Excluding Payment of the Sales Charge
Net Asset Value                             $6.55
Initial Investment                      $1,000.00  =  P
Ending Redeemable Value                 $1,144.41  =  ERV
One year period ended 08/31/97                  1  =  n

TOTAL RETURN FOR THE PERIOD                14.44%  =  T


           TOTAL RETURN CALCULATION FIVE YEARS ENDED AUGUST 31, 1997

                                                n
Formula                                   P(1+T)   =  ERV

Including Payment of the Sales Charge
Net Asset Value                             $6.55
Initial Investment                      $1,000.00  =  P
Ending Redeemable Value                 $1,599.53  =  ERV
Five years ended 08/31/97                       5  =  n

TOTAL RETURN FOR THE PERIOD                 9.85%  =  T

Excluding Payment of the Sales Charge
Net Asset Value                             $6.55
Initial Investment                      $1,000.00  =  P
Ending Redeemable Value                 $1,679.26  =  ERV
Five years ended 08/31/97                       5  =  n

TOTAL RETURN FOR THE PERIOD                10.92%  =  T

                HIGH INCOME CORPORATE BOND FUND - CLASS A SHARES

            TOTAL RETURN CALCULATION TEN YEARS ENDED AUGUST 31, 1997

                                                             n
Formula                                                P(1+T)  = ERV
Including Payment of the Sales Charge
Net Asset Value                                   $       6.55
Initial Investment                                    1,000.00 = P
Ending Redeemable Value                               2,081.52 = ERV
Ten years ended 08/31/97                                    10 = n

TOTAL RETURN FOR THE PERIOD                              7.61% = T

Excluding Payment of the Sales Charge
Net Asset Value                                   $       6.55
Initial Investment                                $   1,000.00 = P
Ending Redeemable Value                           $   2,185.41 = ERV
Ten years ended 08/31/97                                    10 = n

TOTAL RETURN FOR THE PERIOD                              8.13% = T


           TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1997

                                                             n
Formula                                                P(1+T)  = ERV

Including Payment of the Sales Charge
Net Asset Value                                   $       6.55
Initial Investment                                $   1,000.00 = P
Ending Redeemable Value                           $   5,473.11 = ERV
Inception through 08/31/97                               18.92 = n

TOTAL RETURN FOR THE PERIOD                              9.40% = T

Excluding Payment of the Sales Charge
Net Asset Value                                   $       6.55
Initial Investment                                $   1,000.00 = P
Ending Redeemable Value                           $   5,745.87 = ERV
Inception through 08/31/97                               18.92 = n

TOTAL RETURN FOR THE PERIOD                              9.68% = T

                HIGH INCOME CORPORATE BOND FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       Inception Through August 31, 1997

Formula                                    ERV - P
                                           -------
                                              P        =   T

Including Payment of the Sales Charge
Net Asset Value                                $6.55
Initial Investment                         $1,000.00   =   P
Ending Redeemable Value                    $5,473.11   =   ERV

TOTAL RETURN FOR THE PERIOD                  447.31%   =   T

Excluding Payment of the Sales Charge
Net Asset Value                                $6.55
Initial Investment                         $1,000.00   =   P
Ending Redeemable Value                    $5,745.87   =   ERV

TOTAL RETURN FOR THE PERIOD                  474.59%   =   T


               HIGH INCOME CORPORATE BOND FUND -- CLASS B SHARES


         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1997

                                                n
Formula                                   P(1+T)   =  ERV

Including Payment of the CDSC
Net Asset Value                             $6.56
Initial Investment                      $1,000.00  =  P
Ending Redeemable Value                 $1,095.75  =  ERV
One year period ended 08/31/97                  1  =  n

TOTAL RETURN FOR THE PERIOD                 9.58%  =  T

Excluding Payment of the CDSC
Net Asset Value                             $6.56
Initial Investment                      $1,000.00  =  P
Ending Redeemable Value                 $1,135.75  =  ERV
One year period ended 08/31/97                  1  =  n

TOTAL RETURN FOR THE PERIOD                13.58%  =  T


           TOTAL RETURN CALCULATION FIVE YEARS ENDED AUGUST 31, 1997

                                                n
Formula                                   P(1+T)   =  ERV

Including Payment of the Sales Charge
Net Asset Value                             $6.56
Initial Investment                      $1,000.00  =  P
Ending Redeemable Value                 $1,600.54  =  ERV
Five years ended 08/31/97                       5  =  n

TOTAL RETURN FOR THE PERIOD                 9.86%  =  T

Excluding Payment of the Sales Charge
Net Asset Value                             $6.56
Initial Investment                      $1,000.00  =  P
Ending Redeemable Value                 $1,615.54  =  ERV
Five years ended 08/31/97                       5  =  n

TOTAL RETURN FOR THE PERIOD                10.07%  =  T

               HIGH INCOME CORPORATE BOND FUND -- CLASS B SHARES

           TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1997


                                           n
Formula                              P(1+T)   =  ERV

Including Payment of the CDSC
Net Asset Value                        $6.56
Initial Investment                 $1,000.00  =  P
Ending Redeemable Value            $1,663.43  =  ERV
Inception through 08/31/97              5.17  =  n

TOTAL RETURN FOR THE PERIOD           10.34%  =  T

Excluding Payment of the CDSC
Net Asset Value                        $6.56
Initial Investment                 $1,000.00  =  P
Ending Redeemable Value            $1,663.43  =  ERV
Inception through 08/31/97              5.17  =  n

TOTAL RETURN FOR THE PERIOD           10.34%  =  T

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH AUGUST 31, 1997

Formula                            ERV - P
                                   -------    =  T
                                      P
Including Payment of the CDSC
Net Asset Value                        $6.56
Initial Investment                 $1,000.00  =  P
Ending Redeemable Value            $1,663.43  =  ERV

TOTAL RETURN FOR THE PERIOD           66.34%  =  T

Excluding Payment of the CDSC
Net Asset Value                        $6.56
Initial Investment                 $1,000.00  =  P
Ending Redeemable Value            $1,663.43  =  ERV

TOTAL RETURN FOR THE PERIOD           66.34%  =  T

               HIGH INCOME CORPORATE BOND FUND -- CLASS C SHARES

         TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1997


                                             n
Formula                                P(1+T)   =  ERV

Including Payment of the CDSC
Net Asset Value                          $6.53
Initial Investment                   $1,000.00  =  P
Ending Redeemable Value              $1,126.40  =  ERV
One year period ended 08/31/97               1  =  n

TOTAL RETURN FOR THE PERIOD             12.64%  =  T

Excluding Payment of the CDSC
Net Asset Value                          $6.53
Initial Investment                   $1,000.00  =  P
Ending Redeemable Value              $1,136.40  =  ERV
One year period ended 08/31/97               1  =  n

TOTAL RETURN FOR THE PERIOD             13.64%  =  T

           TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1997
                                             n
Formula                              P(1 + T)   =  ERV
Including Payment of the CDSC
Net Asset Value                          $6.53
Initial Investment                   $1,000.00  =  P
Ending Redeemable Value              $1,427.85  =  ERV
Inception through 08/31/97                4.16  =  n

TOTAL RETURN FOR THE PERIOD              8.94%  =  T

Excluding Payment of the CDSC
Net Asset Value                          $6.53
Initial Investment                   $1,000.00  =  P
Ending Redeemable Value              $1,427.85  =  ERV
Inception through 08/31/97                4.16  =  n

TOTAL RETURN FOR THE PERIOD              8.94%  =  T

                HIGH INCOME CORPORATE BOND FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH AUGUST 31, 1997


Formula                                     ERV - P
                                            -------    =   T
                                               P

Including Payment of the CDSC
Net Asset Value                                $6.53
Initial Investment                         $1,000.00   =   P
Ending Redeemable Value                    $1,427.85   =   ERV

TOTAL RETURN FOR THE PERIOD                   42.78%   =   T

Excluding Payment of the CDSC
Net Asset Value                                $6.53
Initial Investment                         $1,000.00   =   P
Ending Redeemable Value                    $1,427.85   =   ERV

TOTAL RETURN FOR THE PERIOD                   42.78%   =   T